UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 22, 2011

AQUILEX HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-166853	02-0795750
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Peachtree Rd, N.E. Suite 2100,
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 869-6677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Ali Azad as a named executive officer of Aquilex Corporation

On February 22, 2011, Ali Azad submitted his resignation as Senior Vice President and Chief Business Development Officer of Aquilex Corporation (the “Company”) effective on March 4, 2011, to become the President and Chief Executive Officer of a business in the nuclear industry. Mr. Azad’s duties will be assumed by J. Douglas Milner, Chief Operating Officer of the Company, and Pedro Amador, Chief Technology Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquilex Holdings LLC

By:	/s/ Jay W. Ferguson
Name:	Jay W. Ferguson
Title:	Senior Vice President and Chief Financial Officer

Date: February 28, 2011